                                                                   EXHIBIT 10.20



CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.






--------------------------------------------------------------------------------


                             DISTRIBUTOR AGREEMENT
                             ---------------------


                                by and between

                              OFFICE DEPOT, INC.

                                      and

                                STAMPS.COM INC.

                                     Dated

                               January 15, 1999


-------------------------------------------------------------------------------

                             DISTRIBUTOR AGREEMENT

     This Distributor Agreement (the "Agreement") is made as of this 15/th/ day of January, 1999 (the "Effective Date"), by and between Stamps.com Inc., a Delaware corporation with its principal place of business at 2900 31st Street, Suite 150, Santa Monica, California 90405 ("Stamps.com") and Office Depot, Inc., a Delaware corporation with its principal place of business at 2200 Old Germantown Road, Delrey Beach, FL 33445 (the "Distributor").

                                    RECITALS

     WHEREAS, Stamps.com develops and publishes software which enables end-users to purchase postage stamps electronically through Stamps.com's network system; and

     WHEREAS, pursuant to the terms and conditions of this Agreement, Stamps.com desires to appoint Distributor as an independent contractor to distribute such software and Distributor desires to provide such distribution services.

     NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. DEFINITIONS.
   -----------
     As used in this Agreement, the following terms shall have the meanings set forth in this Article 1:

     "Agreement" has the meaning given to that term in the preamble to this
      ---------
Agreement.

     "Stamps.com" has the meaning given to that term in the preamble to this
      ----------
Agreement.

     "Business Day" means any weekday, Monday through Friday, excluding national
      ------------
holidays.

     "Calendar-Related" refers to date values based on the Gregorian calendar as
      ----------------
defined in Encyclopedia Britannica, 15th edition, 1982, page 602, and to all uses of those date values described in the Software documentation.

     "Century Compliant" means that the Software satisfies the requirements set
      -----------------
forth in Section 9.3 below.

     "Century Noncompliant" means any failure of the Software to be Century
      --------------------
Compliant.


     "Confidential Information" has the meaning given to that term in Section
      ------------------------
8.4 of this Agreement.

     "Customers" means end-user licensees of Software.
      ---------

     "Date Data" means any Calendar-Related data in the inclusive range January
      ---------
1, 1900 through December 31, 2050 that the Software uses in any manner.

     "Distributor" has the meaning given to that term in the preamble of this
     ------------
Agreement.

     "Disputes" has the meaning given to that term in Section 17.4(i).

     "Documentation" means the user manuals and other documentation provided by
      -------------
Stamps.com for use with Software. Unless expressly excluded, the term "Software" as used herein shall include the applicable Documentation.

     "Effective Date" has the meaning given to that term in the preamble of this
      --------------
Agreement.

     "Exceptions" has the meaning given to that term in Section 11.
      ----------

     "Excess Warranty" has the meaning given to this term in Section 12.
      ---------------

     "Logo Program" has the meaning given to this term in Section 6.7.
      ------------

     "Materials" has the meaning given to this term in Section 8.1.
      ---------

     "OEM" means original equipment manufacturer.
      ---

     "Service Fee Revenues" has the meaning given to this term in Section 5.2.
      --------------------

     "Software" means (i) the object code version of Stamps.com's software
     ---------
programs listed in Exhibit D, and (ii) the object code version of any updates, modifications or revisions to such computer programs provided to Distributor pursuant to the terms of this Agreement, all as unmodified by any party other than Stamps.com.

     "Software License Agreement" means the agreement provided in Exhibit B.
      --------------------------

     "System Date" means any Calendar-Related date value in the inclusive range
      -----------
from January 1, 1985 through December 31, 2035 (including the transition between such values) that the Software will be able to use as its current date while operating.

     "Term" has the meaning given to that term in Section 16.1.
      ----

     "Trademarks" means all then-current names, marks and designations used by
      ----------
Stamps.com.

     "Warranty Period" has the meaning given to that term in Section 9.1.
      ---------------

2. APPOINTMENT OF DISTRIBUTOR.
   ---------------------------

     2.1  Grant to Distributor.  Subject to all the terms and conditions of this
          --------------------
Agreement and the limitations set forth below, Stamps.com hereby grants and Distributor hereby accepts, a non-transferable, non-exclusive right to market and distribute copies of Software solely to Customers in the United States. Copies of Software are licensed for distribution and not sold. Distributor shall not appoint, hire or otherwise engage subdealers to market or distribute Software without the express written consent of Stamps.com.

     2.2  Software License.  Subject to all the terms and conditions of this
          ----------------
Agreement, Stamps.com hereby grants a non-exclusive, non-transferable, royalty-free, sub-licensable and fully-paid-up license to Distributor, for so long as this Agreement remains in effect, to use, reproduce and copy all Software and to provide and make available to Customers, copies of all Software; provided that
                                                                 -------------
the user of all such copies provided or made available to Customers shall be subject to the terms of the applicable Software License Agreement between each such Customer and Stamps.com. The foregoing license is provided by Stamps.com to Distributor free of charge.

     2.3  Title and Ownership. Distributor hereby acknowledges that all right,
          -------------------
title and interest in and to Software shall at all times remain that of Stamps.com, including all rights in the nature of copyright, patent, trade-secret and other intellectual property and proprietary rights with respect to Software. Distributor shall have no right, title, or interest therein, and Distributor is not authorized to grant any right or license with respect thereto except as expressly set forth in, and permitted under, this Agreement.

3. DISTRIBUTOR'S OBLIGATIONS GENERALLY.
   -----------------------------------

     3.1  Distribution of Software.  Distributor shall use its commercially
          ------------------------
reasonable efforts to distribute Software to Customers pursuant to the provisions set forth in Exhibit A.

     3.2  Copying/Reverse Engineering. In no event shall Distributor use, market
          ---------------------------
or distribute Software other than as provided herein. Distributor agrees not to
(i) disassemble, decompile or otherwise reverse engineer Software or otherwise attempt to learn the source code, structure, algorithms or ideas underlying Software, (ii) take any action contrary to Stamps.com's Software License Agreement, except as expressly and unambiguously allowed under this Agreement,
(iii) alter or modify Software, (iv) attempt to disable any security devices or codes incorporated in Software, or (v) allow or assist others to do any of the foregoing.

     3.3  Competing Products. Distributor agrees that it does not [***].
          ------------------                                       ---
Distributor shall conduct its business in a manner that reflects favorably on Stamps.com and Software.

     3.4  Software Package; Software License Agreement. Subject to Exhibit A,
          --------------------------------------------
Distributor shall ensure that each copy of Software distributed by or through Distributor to Customers shall include all components of such Software as prepackaged by Stamps.com, including, without limitation, (i) diskettes or other media bearing labels, (ii) Stamps.com's end user manuals and Documentation, Stamps.com's Software License Agreement, and (iii) at the option of Stamps.com, advertising and promotional materials supplied by Stamps.com. The parties to each Software License Agreement shall be Stamps.com and the Customer. The terms of the Software License Agreement shall be subject to change by Stamps.com, at its sole discretion, upon reasonable notice to Distributor. Stamps.com shall have the right to add to or discontinue any or all Software, but only upon thirty (30) days' prior written notice to Distributor.

     3.5  Third Party Infringement. Distributor shall notify Stamps.com promptly
          ------------------------
of any infringement of any copyrights, Trademarks, or other intellectual property or proprietary rights relating to any Software. Stamps.com may, in its sole discretion, take or not take whatever action it believes is appropriate in connection with any such infringement. If Stamps.com elects to take any such action, Distributor agrees to reasonably cooperate, at no expense to Distributor, in connection therewith. If Stamps.com initiates and prosecutes any action with respect to infringement of any copyrights, Trademarks, or other proprietary rights relating to any Software, Stamps.com shall be entitled to retain all amounts (including court costs and attorneys' fees) awarded by way of judgment, settlement, or compromise with respect thereto.

     3.6  Compliance. Distributor shall ascertain and comply with all applicable
          ----------
state, federal and local laws and regulations and standards of industry or professional conduct, including, without limitation, those applicable to product claims, labeling, approvals, registrations and notifications, the Internic, the Internet Assigned Numbers Authority and Internet community standards, and shall also obtain Stamps.com's prior written consent before adding any product claim, label, instructions, packaging or the like to any copy of Software.

     3.7  Export Control. Distributor shall not export or re-export any Software
          --------------
outside the United States without Stamps.com's express written consent. In the event such consent is received, Distributor shall comply with the U.S. Foreign Corrupt Practices Act and all export laws, restrictions, national security controls and regulations of the United States and other applicable foreign agency or authority, and shall not export or re-export, or allow the export or re-export of Software, any component of Software, any other product or

-----------------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential Information or any copy or direct product of any of the foregoing in violation of any such restrictions, laws or regulations, or to Cuba, Libya, North Korea, Iran, Iraq, or Rwanda or to any Group D:1 or E:2 country (or any national of such country) specified in the then current Supplement No. 1 to Part 740, or, in violation of the embargo provisions in Part 746, of the U.S. Export Administration Regulations (or any successor regulations or supplement), except in compliance with and with all licenses and approvals required under applicable export laws and regulations, including without limitation, those of the U.S. Department of Commerce.

4. DELIVERY TO DISTRIBUTOR.
   -----------------------

     4.1  Delivery. Stamps.com shall deliver a master copy of all Software to
          --------
Distributor in a format which shall enable Distributor to provide copies thereof to Customers. Stamps.com shall provide sufficient copies of all Documentation to Distributor to allow Distributor to include such Documentation to Customers with Software pursuant to Distributor's obligations as set forth in Exhibit A.

5. PRICES, PAYMENTS, AND PAYMENT TERMS.
   -----------------------------------

     5.1  Distributor's Prices to Customers. Distributor shall provide or make
          ---------------------------------
available copies of Software free of charge to Customers and shall not charge any fee or other consideration in connection with the delivery or distribution of such copies.

     5.2  Revenue Sharing. As full consideration for its services hereunder,
          ---------------
Stamps.com shall pay Distributor a [***] of all Service Fee Revenues received by
                                    ---
Stamps.com attributable to purchases by Customers using Software; provided that,
                                                                  -------------
if any such Customer previously obtained any Software from any person other than Distributor, the Service Fee Revenues attributable to purchases by such Customer shall not be included for purposes of determining Distributor's [***] payable by
                                                                 ---
Stamps.com to Distributor shall be paid within forty-five (45) days after the [***] in which Stamps.com receives the Service Fee Revenues from which such fees
----
are derived. As used herein, the term "Service Fee Revenues" shall mean all service fees received by Stamps.com from purchases of postage by Customers and shall specifically exclude [***].
                            ---

6. MARKETING AND ADVERTISING.
   -------------------------

     6.1  Distributor's General Undertaking, Representation, and Warranty.
          ---------------------------------------------------------------
Distributor represents, warrants, and covenants to Stamps.com that in all advertising and marketing materials relating to Software and/or Stamps.com that are developed by Distributor, Distributor shall endeavor to be accurate in all respects.

     6.2  Distribution of Software. Distributor hereby agrees to advertise,
          ------------------------
market, sell and distribute Software solely as provided in Exhibit A. In its distribution efforts, Distributor will use the Trademarks, but shall not represent or imply that it is Stamps.com or is a part of Stamps.com; provided
                                                                     --------
that all advertisements and promotional materials, packaging and anything else
----
bearing a Trademark shall identify Stamps.com as the Trademark owner and Software manufacturer; provided further that any use of the Trademarks shall be
                       ----------------
governed by Section 8.3.

     6.3  Marketing Materials. Stamps.com agrees to provide to Distributor, at
          -------------------
no cost to Distributor, such promotional materials for Software in camera ready or electronic format as Stamps.com generally makes available to its resellers and distributors, including technical specifications, prices, drawings, and advertisements. Distributor may reproduce such promotional materials as reasonably required in connection with its promotional, advertising and/or marketing activities in connection with Software, provided that all copyright,
                                                  -------------
trademark and other property markings of Stamps.com are reproduced. Such promotional materials, including all copies and reproductions made by Distributor, remain the property of Stamps.com and, except

--------------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

insofar as they are distributed by Distributor in the course of its performance of its duties under this Agreement, must be promptly returned to Stamps.com upon the expiration or termination of this Agreement. Distributor may develop its own promotional materials for Software, provided that Distributor shall submit any
                                    -------------
such promotional materials to Stamps.com for Stamps.com's review, and Stamps.com shall have the right to approve or reject any such promotional materials in Stamps.com's sole discretion.

     6.4  Web Sites.
          ---------

          (i)  Hypertext Links. If Distributor has a World Wide Web site ("Web
               ---------------
site"), Distributor shall establish a hypertext link to Stamps.com's Web site within thirty (30) days of the Effective Date. With respect to each hypertext link linking users of Distributor's Web site to Stamps.com's Web site, Distributor shall not alter the look, feel, or functionality of Stamps.com's Web site and shall not act to prevent the look and feel of Stamps.com's Web site (including, without limitation, page format, navigational bars, colors, fonts, Stamps.com's trademarks, all hyperlinks appearing on Stamps.com's Web site or, in general, the overall design of Stamps.com's Web site) from being displayed.

          (ii) Responsibilities.  Each party shall be solely responsible for the
               ----------------
development, operation, and maintenance of its Web site and for all materials that appear on its Web site, including without limitation, (i) the technical operation of its Web site and all related equipment, (ii) the accuracy and appropriateness of materials posted on its Web site, and (iii) ensuring that materials posted on its Web site do not violate any law, rule, or regulation, or infringe upon the rights of any third party and are not defamatory, obscene or otherwise illegal. Each party disclaims all liability for all such matters with respect to the other's Web site.

     6.5  Advertising and Public Relations. Distributor may advertise Software
          --------------------------------
in appropriate periodicals and in a manner insuring proper and adequate publicity for Software. Each time Distributor places any such advertising in any periodical, Distributor shall provide Stamps.com with notice (pursuant to Section 17.8 below) that Distributor has done so, specifying the name and date of the applicable periodical. Distributor shall engage in public relations activities to encourage the publication, of articles and other publications regarding Software.

     6.6  Announcements. Within thirty (30) days following the Effective date,
          -------------
Stamps.com and Distributor shall jointly issue a press release announcing Distributor's appointment under this Agreement. Thereafter, each party shall obtain the other party's prior written approval of all press releases that such party issues with respect to this Agreement and the transactions contemplated by this Agreement. Distributor also shall obtain Stamps.com's prior written approval of all other press releases that Distributor issues with respect to Software.

     6.7  Logo Program. During the Term, upon mutual agreement of the parties,
          ------------
Distributor shall participate in a promotional logo program ("Logo Program") as follows: [***]. The logos used in the Logo Program shall be deemed Trademarks
          ---
for all purposes of this Agreement, including the license granted by Stamps.com in Section 8.3 Section 8.3.

7.  INSTALLATION AND SUPPORT.
    ------------------------

     Stamps.com shall be solely responsible for providing Customers with installation, maintenance and technical integration support with respect to Software. Distributor shall notify Stamps.com as soon as possible, and within no more than twenty-four (24) hours or one (1) Business Day, whichever period is longer, of Distributor's receipt of any Customer request for support or assistance with respect to Software.

8.  PROTECTION OF PROPRIETARY RIGHTS.
    --------------------------------

--------------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

     8.1  Acknowledgment of Proprietary Materials. Distributor hereby
          ---------------------------------------
acknowledges that all Software, Documentation and technical support and training materials provided to Distributor by Stamps.com (collectively, the "Materials") are protected by the copyright laws of the United States and other countries and that the Materials embody valuable confidential and trade secret information of Stamps.com, the development of which required the expenditure of considerable time and money by Stamps.com.

     8.2  Proprietary Markings. Distributor hereby agrees to ensure that all
          --------------------
copyright, trademark and other proprietary notices of Stamps.com affixed to or displayed on Software and Documentation will not be removed, obscured or modified by Distributor.

     8.3  Stamps.com Trademarks. Distributor acknowledges that Stamps.com is the
          ---------------------
owner of all right, title and interest in and to all the Trademarks set forth in Exhibit C, together with any new or revised names, designs or designations that Stamps.com may adopt to identify it or any Software during the Term, and Distributor agrees not to adopt or use any of such Trademarks in any manner whatsoever except as expressly provided in this Agreement.

     Stamps.com hereby grants Distributor a license during the Term to use the Trademarks, provided that (i) they are used solely in connection with the
            -------------
marketing and distribution of Software and in accordance with Stamps.com's specifications as to style, color and typeface set forth in Exhibit C (ii) such use shall be subject to prior written approval of Stamps.com, which approval shall not be unreasonably withheld, and, (iii) no other right to use any name or designation is granted by this Agreement. Upon expiration or termination of this Agreement, Distributor will take all action necessary to transfer and assign to Stamps.com, or its nominee, any right, title or interest in or to any of the Trademarks, and the goodwill related thereto, which Distributor may have acquired in any manner as a result of the marketing and distribution of Software under this Agreement, and Distributor shall cease using any Trademark. Distributor hereby agrees to notify Stamps.com immediately upon Distributor gaining knowledge of any infringement or potential infringement of any Trademark.

     Distributor agrees not to apply for registration of any Trademarks anywhere in the world or for any mark confusingly similar thereto. Stamps.com may elect to apply for registration of one or more of the Trademarks anywhere in the world at its expense, and, in such event, Stamps.com shall so notify Distributor and Distributor shall assist and cooperate with Stamps.com in connection therewith. Distributor also agrees not to use or contest, during or after the term of this Agreement, any Trademark, name, mark or designation used by Stamps.com anywhere in the world (or any name, mark or designation similar thereto). Distributor acknowledges and agrees that all use of the Trademarks by Distributor shall inure to the benefit of Stamps.com.

     8.4  Confidential Information. Distributor hereby agrees to hold any
          ------------------------
information, materials and data made available to it by Stamps.com that reasonably should be understood to be confidential (collectively, "Confidential Information"), in confidence and agrees not to use, copy, or disclose, or permit any of its personnel to use, copy, or disclose the same for any purpose that is not specifically authorized herein. For the purposes of this Section 8.4, the terms and conditions of this Agreement and the Materials are Confidential Information of Stamps.com.

9.  WARRANTY.
    --------

     9.1  Limited Warranty of Performance. 9.1.1    Stamps.com warrants to
          -------------------------------
Distributor, for a period of ninety (90) days following delivery to a Customer (the "Warranty Period"), that the Software will substantially conform to the Documentation and that the media on which the Software is provided is free from material defects. The foregoing warranty will apply only to the most current version of Software issued by Stamps.com from time to time. Stamps.com assumes no responsibility for claims resulting from the distribution of superseded, outdated, or uncorrected versions of Software.

     9.1.2 Stamps.com warrants that Calendar-Related processing by the Software of the Date Data or of any System Date will not cause the Software to cease to operate substantially in accordance with the

Documentation. Stamps.com further warrants that all data fields for the Date Data contained in the Software are four-digit fields capable of indicating century and millennium and that Stamps.com has verified through the testing procedures that no change in the System Date (including the change from the year 1999 to the year 2000) will cause the Software to cease to operate substantially in accordance with the Documentation. Notwithstanding any provision to the contrary set forth in this Agreement, Stamps.com makes no representation or warranty as to that the Software will be Century Compliant when it is used with any Century Noncompliant computer software, computer firmware, computer hardware, or any combination of the foregoing supplied by third parties.

     9.2  Exclusive Remedy. Software supplied by Stamps.com hereunder which does
          ----------------
not comply with the warranties set forth in (i) Section 9.1.1 and is returned (by Distributor only) to Stamps.com during the Warranty Period (with proof of the date of purchase) or (ii) Section 9.1.2 and is returned (by Distributor only) to Stamps.com will be corrected or replaced at no expense to Distributor, provided Distributor returns the Software in its original packaging (if applicable) and bears the shipping cost of returning the Software to Stamps.com (except in the event the defective Software was downloaded by the end-user from Stamps.com's Web site, in which case Stamps.com will advise the end-user to contact Stamps.com directly for warranty claims). Stamps.com will bear the shipping cost of replacement Software to Distributor. If Stamps.com cannot, or determines that it is not commercially practical to, correct or replace the returned Software, Stamps.com will refund the purchase price of the returned Software paid by Distributor. The warranty set forth in Section 9.1 shall not apply to any version of the Software which has been discontinued or superseded or updated by a new version or release made available to Distributor (or Distributor's end-user customer) by Stamps.com for distribution hereunder. DISTRIBUTOR'S SOLE AND EXCLUSIVE REMEDY IN THE EVENT OF ANY WARRANTY CLAIM, IF VERIFIED, IS EXPRESSLY LIMITED TO STAMPS.COM'S REASONABLE EFFORTS TO CORRECT OR REPLACE SUCH DEFECTIVE SOFTWARE AND/OR DOCUMENTATION AT STAMPS.COM'S SOLE EXPENSE OR REFUND THE PRICE PAID BY DISTRIBUTOR.

     9.3  Disclaimer.
          ----------

No representation or other affirmation of fact not set forth herein, including, without limitation, statements regarding capacity, compliance, suitability for use, or performance of any Software, shall be or be deemed to be a warranty or representation by Stamps.com for any purpose, or give rise to any liability or obligation of Stamps.com whatsoever. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, THERE ARE NO OTHER WARRANTIES EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, COMPLIANCE, AND NON INFRINGEMENT, OR CENTURY COMPLIANCE.

10. LIMITATION OF LIABILITY; INJUNCTIVE RELIEF.
    ------------------------------------------

     10.1 No Consequential Damages; Limitation of Liability. IN NO EVENT SHALL
          -------------------------------------------------
EITHER PARTY BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT FOR LOSS OF PROFITS, COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL OR OTHER SIMILAR DAMAGES UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY. EXCEPT WITH RESPECT TO A BREACH OF SECTION 8.4 AND THE INDEMNIFICATION OBLIGATIONS UNDER SECTION 12 BELOW, THE LIABILITY OF EITHER PARTY FOR ANY CLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL NOT EXCEED THE AMOUNT PAID BY STAMPS.COM TO DISTRIBUTOR WITH RESPECT TO THE SPECIFIC ITEMS OF SOFTWARE GIVING RISE TO SUCH CLAIM.

     10.2 Injunctive Relief.  Distributor acknowledges that any breach of its
          -----------------
obligations under this Agreement with respect to the proprietary rights or Confidential Information of Stamps.com will cause Stamps.com irreparable injury for which there are inadequate remedies at law, and therefore Stamps.com will be entitled to injunctive relief in addition to all other remedies provided by this Agreement or available at law.

11. DEFENSE OF INTELLECTUAL PROPERTY CLAIMS.
    ---------------------------------------

     If notified promptly in writing of any action (and all prior claims relating to such action) against Distributor based on a claim that Distributor's distribution and/or use of Software infringes a third party's copyright or trademark or misappropriates a third party's trade secret, and if given access by Distributor to any information Distributor has regarding such alleged infringement, Stamps.com agrees to defend and hold harmless Distributor in such action at its expense and will pay any costs or damages finally awarded against Distributor in any such action; provided that, Stamps.com shall have had sole
                                -------------
control of the defense of any such action and all negotiations for its settlement or compromise. In the event that Stamps.com reasonably believes that any Software infringes a copyright or trademark or misappropriates a trade secret, Stamps.com may, at its option and at its expense, either procure for Distributor the right to continue using any Software, modify the same so it becomes non-infringing or allow the Distributor to terminate this Agreement pursuant to Section 16.2(ii). Stamps.com shall not have any liability to Distributor under any provision of this clause if any infringement, or claim thereof, is based upon: (i) the Distributor's use of Software in combination with other computer hardware or software programs that Stamps.com has not approved for use with such Software, (ii) Software that has been modified by Distributor, (iii) Distributor's use of Software beyond the scope of the license granted to it by Stamps.com hereunder, (iv) Distributor's use after notice of infringement or misappropriation, or (v) Infringement by the Distributor relating solely to the use of Software but not the Software itself. Distributor shall indemnify Stamps.com and hold it harmless against any expense, judgment or loss for infringement of any patent or other intellectual property right which results from the exceptions set forth in the immediately preceding sentence of this Section 11 (collectively, "Exceptions"). No costs or expenses shall be incurred for the account of Stamps.com without the prior written consent of Stamps.com. THE FOREGOING STATES THE ENTIRE LIABILITY OF STAMPS.COM WITH RESPECT TO INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADEMARKS OR OTHER INTELLECTUAL PROPERTY RIGHTS BY ANY SOFTWARE, OR ANY PART THEREOF, OR BY ITS OPERATION.

12. INDEMNITY.
    ---------

     12.1  Distributor's Indemnity. If notified promptly in writing of any
           -----------------------
action (and all prior claims relating to such action) against Stamps.com based on a claim arising from (i) infringement of any patent or other intellectual property right which results from the Exceptions; (ii) Distributor's grant of a warranty to any Customer exceeding the limited warranty set forth in Section 9.1 of this Agreement (an "Excess Warranty"), (iii) Distributor's material breach of this Agreement, or (iv) Distributor's negligence or willful misconduct, Distributor shall indemnify Stamps.com and hold Stamps.com harmless from and against any judgment, damage, liability, or expenses, including reasonable attorney's fees, arising out of any claim with respect to the breach or alleged breach of such Excess Warranty or this Agreement or such negligence or willful misconduct; provided that Distributor shall have had sole control of the defense
            -------------
of any such action and all negotiations for its settlement or compromise; and, provided further, that no cost or expense shall be incurred for the account of
----------------
Distributor without Distributor's prior written consent.

     12.2  Stamps.com's Indemnity. If notified promptly in writing of any action
           ----------------------
(and all prior claims relating to such action) against Distributor based on a claim arising from (i) Stamps.com's material breach of this Agreement, or (ii) Stamps.com's negligence or willful misconduct, Stamps.com shall indemnify Distributor and hold Distributor harmless from and against any judgment, damage, liability, or expenses, including reasonable attorney's fees, arising out of any claim with respect to the breach or alleged breach of this Agreement or such negligence or willful misconduct; provided that Stamps.com shall have had sole
                                  -------------
control of the defense of any such action and all negotiations for its settlement or compromise; and, provided further, that no cost or expense shall
                               ----------------
be incurred for the account of Stamps.com without Stamps.com's prior written consent.

13. REPORTS AND RECORDS.
    -------------------

     13.1  Reports. Distributor shall keep complete records concerning all
           -------
copies of Software provided to, or downloaded by, Customers, as the case may be. Within ten (10) Business Days of the close of each month during the Term, Distributor shall complete and forward to Stamps.com a monthly report containing a summary setting forth the number of copies of Software provided to, or downloaded by, Customers, as the case may be.

     13.2  Audit.  Distributor agrees to maintain copies of all documentation
           -----
relating to the distribution of Software under this Agreement. If requested in writing by Stamps.com, Distributor shall permit Stamps.com to have access to such documentation at Distributor's place of business during ordinary business hours. Distributor agrees to keep for three (3) years after termination of this Agreement records of all copies of Software provided to or downloaded by Customers, as the case may be, in each case sufficient to adequately administer a recall of any Software and to fully cooperate in any decision by Stamps.com to recall, retrieve and/or replace any Software. Stamps.com agrees to maintain copies of all documentation relating to Service Fee Revenues from Customer purchases using Software distributed by Distributor hereunder. Within fifteen
(15) days after the end of each month, Stamps.com shall provide a report to Distributor setting forth the revenues received by Stamps.com for such month which are attributable to purchases from Customers using such Software. If requested in writing by Distributor, Stamps.com shall permit, at Distributor's sole expense, Distributor's independent certified public accountants, subject to a non-disclosure agreement with Stamps.com, up to once per calendar year, to have access solely to such documentation as is reasonably necessary for such accountants to verify the amount of revenues set forth on such report; provided, in no event shall such access include access to Stamps.com's servers. For a period of three (3) years after termination of this Agreement, Stamps.com agrees to keep records of all Customer purchases made pursuant to Software distributed by Distributor hereunder.

14. RELATIONSHIP OF PARTIES.
    -----------------------

     Distributor is an independent contractor and nothing contained in this Agreement shall be construed to constitute either party as a partner, joint venturer, co-owner, employee, or agent of the other party, and neither party shall hold itself out as such. Neither party has any right or authority to incur, assume or create, in writing or otherwise, any warranty, liability or other obligation of any kind, express or implied, in the name of or on behalf of the other party, it being intended by both Distributor and Stamps.com that each shall remain an independent contractor responsible for its own actions. Distributor agrees to indemnify and hold Stamps.com harmless from and against any damage or expenses, including reasonable attorney's fees, arising out of Distributor's breach of the provisions of this Section 14.

15. ASSIGNMENT.
    ----------

     Distributor shall not assign, transfer or otherwise dispose of this Agreement in whole or in part to any individual, corporation or other entity without the prior written consent of Stamps.com, except that Distributor may assign or transfer this Agreement to an affiliate or parent of Distributor at Distributor's discretion without the necessity of any consent requirement, provided that Distributor shall continue to remain obligated to Stamps.com for the assignee's performance or breach of Distributor's duties and obligations hereunder.

16. TERM OF AGREEMENT; TERMINATION.
    ------------------------------

     16.1 Term. This Agreement shall be effective as of the Effective Date and
          ----
shall have an initial term of [***]. Upon the expiration of such term (or any
                               ---
renewal term), this Agreement shall [***] unless either party notifies the other
                                     ---
party at least [***] days prior to the applicable renewal date of its intention
                ---
to not renew the Agreement (the initial term and any renewal term shall be collectively referred to as the "Term").

     16.2 Events of Termination.
          ---------------------

          (i)  Bankruptcy/Reorganization. Either party may terminate this
               -------------------------
Agreement immediately upon written notice to the other party if the other party becomes insolvent, seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, proceedings in bankruptcy or insolvency are instituted against the other party, or a receiver is

--------------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

appointed, or if any substantial part of the other party's assets is the object of attachment, sequestration or other type of comparable proceeding, and such proceeding is not vacated or terminated within thirty (30) days after its commencement or institution.

          (ii)  Default. Either party may terminate this Agreement if the other
                -------
party commits a material breach of any of the material terms or provisions of this Agreement and does not cure such breach within thirty (30) days after receipt of written notice given by the other party. Notwithstanding the foregoing, Stamps.com may immediately terminate this Agreement in the event Distributor breaches its obligations under Section 2.1, 3.2, 8.3 or 8.4.

          (iii) Licenses. Either party may terminate this Agreement immediately
                --------
if it or the other party is unable to obtain or renew any permit, license or other governmental approval necessary to carry on the business contemplated under this Agreement.

     16.3 Termination for Convenience.  Notwithstanding anything herein to
          ---------------------------
the contrary, either party may terminate this Agreement at any time with or without cause upon [***] prior written notice.
                    ---

     16.4 Rights Upon Termination. Upon termination of this Agreement by
          -----------------------
expiration of the Term or otherwise, all further rights and obligations of the parties shall cease, except that the parties shall not be relieved of (i) their respective obligations to pay any moneys due or which become due as of or subsequent to the date of termination, and (ii) any other respective obligations under Sections 2.3, 3.2, 3.3, 3.7, 8.1, 8.3 (first and third paragraphs only), 8.4, 9.2, 9.3, 10.1, 10.2, 11, 12, 13.1, 13.2, 14, 15, 16.4, 16.5, and 17.1 -
17.9. Without limiting the foregoing, upon termination of this Agreement, all licenses granted to Distributor hereunder shall terminate and each party shall remove any links from its Web site to the other party's Web site.

     16.5 Existing Licenses. All Software License Agreements in effect as of the
          -----------------
date of termination or expiration of this Agreement shall survive such termination or expiration and continue in effect until terminated in accordance with their terms.

17. MISCELLANEOUS.
    -------------

     17.1 Force Majeure. If the performance of any obligation (other than
          -------------
payment and confidentiality obligations) under this Agreement is prevented, restricted or interfered with by reason of war, revolution, civil commotion, acts of public enemies, blockade, embargo, strikes, outage of the Internet, law, order, proclamation, regulation, ordinance, demand, or requirement having a legal effect of any government or any judicial authority or representative of any such government, or any other act whatsoever, whether similar or dissimilar to those referred to in this Section 17.1, which is beyond the reasonable control of the party affected, then the party so affected shall, upon giving prior written notice to the other party, be excused from such performance to the extent of such prevention, restriction, or interference, provided that the party so affected shall use reasonable commercial efforts to avoid or remove such causes of nonperformance, and shall continue performance hereunder with reasonable dispatch whenever such causes are removed. The parties agree and acknowledge that the foregoing shall include Stamps.com's failure to obtain any necessary governmental approval required in connection with the use of any Software, including without limitation any postal service approval.

     17.2 Entire Agreement. This Agreement constitutes the entire agreement
          ----------------
between the parties hereto and supersedes all previous negotiations, agreements and commitments with respect thereto, and shall not be released, discharged, changed or modified in any manner except by instruments signed by duly authorized officers or representatives of each of the parties hereto. No course of prior dealing between the parties and no usage of the trade shall be relevant to supplement or explain any term used herein. Acceptance or acquiescence in a course of performance rendered hereunder shall not be relevant to determine the meaning of these terms and

--------------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

conditions even though the accepting or acquiescing party has knowledge of the performance and opportunity for objection.

     17.3 Applicable Law. Any claim or controversy relating in any way to this
          --------------
Agreement shall be governed and interpreted exclusively in accordance with the laws of the State of California and the United States without regard to the United Nations Convention on Contracts for the International Sale of Goods. This Agreement shall be deemed to have been made in, and shall be construed under, the internal laws of the State of California, without regard to the principles of conflicts of laws thereof and the United Nations Convention on Contracts for the International Sale of Goods. Any mediation under Section 17.4(iii) below shall be conducted in Los Angeles County, California. In addition, Stamps.com and Distributor acknowledge and agree that the courts located in such county shall have exclusive jurisdiction in any action or proceedings with respect to this Agreement, including the federal district courts located in such county.

     17.4 Dispute Resolution.  All disputes arising in connection with this
          ------------------
Agreement shall be resolved as follows:

          (i)   General Intent. Stamps.com and Distributor intend that all
                --------------
problems and disputes relating to this Agreement or arising from the transactions contemplated hereby ("Disputes") shall be resolved through the procedures of this Section 17.4; provided, however, that neither party shall be
                                 -----------------
under any obligation to proceed in accordance with this Section 17.4 with respect to Disputes concerning any alleged breach of Section 2.3, 3.2, 8.1, 8.2,
8.3 or 8.4 of this Agreement, as to which a party may take any legal action in a court of law or equity (without the necessity of posting any bond) to assert or enforce a claim that it has against the other party under this Agreement. The procedures in this Section 17.4 shall not replace or supersede any other remedy to which a party is entitled under this Agreement or under applicable law.

          (ii)  Informal Resolution Efforts. Stamps.com and Distributor
                ---------------------------
initially shall attempt to resolve Disputes through informal negotiations conducted by the president or any vice president of Stamps.com and the president or any vice president of Distributor.

          (iii) Mediation.  If a Dispute cannot be resolved under subsection
                ---------
17.4(ii), the Dispute shall be submitted to mediation by written notice of the party seeking mediation to the other party. In the mediation process, Stamps.com and Distributor shall attempt in good faith to resolve their differences voluntarily with the aid of an impartial mediator, who will attempt to facilitate negotiations. The mediator shall be selected by mutual agreement of Stamps.com and Distributor. If Stamps.com and Distributor cannot agree on a mediator, the American Arbitration Association or JAMS/Endispute shall designate a mediator at the request of either party. Any mediator so designated must be acceptable to both parties. The mediation shall be confidential, and the mediator may not testify for either party in any later proceeding relating to the Dispute. Each party shall bear its own costs in the mediation. The fees and expenses of the mediator shall be shared equally by the parties.

          (iv)  Court Actions. If Stamps.com and Distributor cannot resolve a
                -------------
Dispute through mediation pursuant to Section 17.4(iii) above, either party may seek further redress by taking legal action in a court of law or equity to assert or enforce a claim that it has against the other party under this Agreement.

     17.5 Statute of Limitations. Any action by the Distributor for breach of
          ----------------------
these terms and conditions must be commenced within one (1) year after the cause of action has accrued.

     17.6 Partial Illegality. If any provision of this Agreement or the
          ------------------
application thereof to any party or circumstances shall be declared void, illegal or unenforceable, the remainder of this Agreement shall be valid and enforceable to the extent permitted by applicable law. In such event, the parties shall use their best efforts to replace the invalid or unenforceable provisions by a provision that, to the extent permitted by the applicable law, achieves the purposes intended under the invalid or unenforceable provision. Any deviation by either party from the terms and provisions of this Agreement to the limited extent necessary to comply with applicable laws, rules or regulations shall not be considered a breach of this Agreement.

     17.7 Waiver of Compliance. Any failure by any party hereto to enforce at
          --------------------
any time any term or condition under this Agreement shall not be considered a waiver of that party's right thereafter to enforce each and every item and condition of this Agreement.

     17.8 Notices. All notices and other communications in connection with this
          -------
Agreement shall be in writing and shall be sent to the respective parties at addresses set forth below in this Section 17.8, or to such other addresses as may be designated by the parties in writing from time to time in accordance with this Section 17.8, by registered or certified air mail, postage prepaid, or by express courier service, service fee prepaid, or by telefax with a hard copy to follow via air mail or express courier service in accordance with this Section
17.8. All notices shall be deemed received (i) if given by hand, immediately,
(ii) if given by air mail, five (5) business days after posting, (iii) if given by express courier service, three (3) business days after delivery to courier service, or (iv) if given by telefax, upon receipt thereof by the recipient's telefax machine as indicated either in the sender's identification line produced by the recipient's telefax machine or in the sender's transmission confirmation report as produced electronically by the sender's telefax machine.

     To Stamps.com:  Stamps.com Inc.
                     2900 31st Street, Suite 150
                     Santa Monica, CA  90405
                     Attention: President
                     Facsimile: (310) 450-7337

                     With a copy to:

                     Brobeck, Phleger & Harrison LLP
                     38 Technology Drive
                     Irvine, California  92618
                     Attention: Bruce R. Hallett, Esq.
                     Fax: (949) 790-6301

     To Distributor: Office Depot, Inc.
                     818 Mission Street, 4/th/ Floor
                     San Francisco, CA  94103
                     Attention:   Mr. Keith Butler, Executive Director
                     Fax: (415) 974-1001

                     With a copy to:

                     Office Depot, Inc.
                     2200 Old Germantown Road
                     Delray Beach, FL.  33445
                     Attn: Legal Department: Brian D. Dan, Esq.
                           Senior Corporate Counsel
                     Fax: (561) 438-4464

     17.9 Counterparts. This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duty authorized representative as of the Effective Date.

                              STAMPS.COM INC.

                              By:
                                 -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              DISTRIBUTOR:

                              --------------------------------

                              By:
                                 -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------

                                   EXHIBIT A

                            DISTRIBUTION OBLIGATIONS
                            ------------------------

Distributor obligations under the Agreement are as follows:

1. Distributor shall promote the Software and Stamps.com during Phase III of Stamps.com's beta-testing program.
2. Distributor shall market and make available for downloading the Software on Distributor's World Wide Web site (the "Officedepot Site").
3. Distributor shall use good faith efforts to negotiate with Stamps.com the terms of a [***].
                ---
4.  Distributor shall provide Stamps.com with [***] hypertext link on the [***]
                                               ---                         ---
    and promote Stamps.com as Distributor's [***]. Distributor shall also place
                                             ---
    the [***].
         ---
5.  Distributor shall provide Stamps.com with the exclusive right to [***].
                                                                      ---
6.  Distributor shall have the right to market [***].  Stamps.com will provide
                                               ----
    Distributor's Customers with the [***] during the Term.
                                      ---
7. Distributor shall use commercially reasonable and good faith efforts to promote the Software [***].
                          ---
8. Distributor shall negotiate with Stamps.com in good faith to develop a comprehensive program for the distribution of the Software throughout Distributor's existing retail and e-commerce fulfillment networks.

Stamps.com's obligations under this Agreement are as follows:

1. Stamps.com shall provide Distributor with Revenue Sharing fees, as described in Section 5.2 of this Agreement, at [***].
                                          ---
2.  Stamps.com shall include Distributor's [***].
                                            ---
3. Stamps.com shall provide and maintain a hypertext link from the Stamps.com World Wide Web site (the "Stamps.com Site") to the Officedepot Site.
4.  Stamps.com shall provide Distributor the right [***].
                                                    ---
--------------------
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT B

                      STANDARD SOFTWARE LICENSE AGREEMENT
                      -----------------------------------

STAMPS.COM, INC. END-USER SOFTWARE LICENSE AGREEMENT FOR STAMPS.COM INTERNET POSTAGE SINGLE-USER VERSION

                           IMPORTANT:  READ CAREFULLY
                       BEFORE OPENING THE SEALED ENVELOPE

THIS PRODUCT CONTAINS CERTAIN COMPUTER PROGRAMS AND OTHER PROPRIETARY MATERIAL, THE USE OF WHICH IS SUBJECT TO THIS END-USER SOFTWARE LICENSE AGREEMENT.
OPENING THE SEALED ENVELOPE CONSTITUTES YOUR AND (IF APPLICABLE) YOUR COMPANY'S ASSENT TO AND ACCEPTANCE OF THIS END-USER SOFTWARE LICENSE AGREEMENT (THE
"LICENSE" OR "AGREEMENT").   IF YOU DO NOT AGREE WITH ALL OF THE TERMS, YOU MUST
NOT USE THIS PRODUCT.  WRITTEN APPROVAL IS NOT A PREREQUISITE TO THE VALIDITY OR
                                           ---
ENFORCEABILITY OF THIS AGREEMENT, AND NO SOLICITATION OF SUCH WRITTEN APPROVAL BY OR ON BEHALF OF STAMPS.COM, INC. ("STAMPS.COM") SHALL BE CONSTRUED AS AN INFERENCE TO THE CONTRARY. IF THESE TERMS ARE CONSIDERED AN OFFER BY STAMPS.COM, ACCEPTANCE IS EXPRESSLY LIMITED TO THESE TERMS.

LICENSE AND WARRANTY:
The Software which accompanies this License (the "Software") is the property of Stamps.com, and is protected by state, federal, and international copyright law. Although Stamps.com continues to own the Software, you will have certain rights to use the Software after your acceptance of this License. Except as may be modified by a license addendum which accompanies this License, your rights and obligations with respect to the use of this Software are as follows:

1.   YOU MAY:

A. Use only one copy of any version of the Software contained on the enclosed CD-ROM or floppy disk or downloaded from the Internet or any other online source on a single computer;

B. Install the Software from its original distribution medium onto another computer so long as any other copies of the Software are deleted or otherwise made irreversibly inoperative;

C.   Make one copy of the Software for archival purposes; and

D. Distribute unmodified and unregistered copies of the Software on the original distribution medium for non-commercial use.

2.   YOU MAY NOT:

A. Use the Software to purchase or print evidence of United States postage until and unless you have been issued a Postal Meter License by the United States Postal Service;

B.   Sublicense, rent or lease any portion of the Software;

C. Reverse engineer, decompile, disassemble, modify, translate, make any attempt to discover the source code of the Software, or create derivative works from the Software;

D. Copy or move any version of the Software after it has been installed and/or registered to another computer;

E. Use the Software to commit or attempt to commit any form of fraud against or engage in any form of criminal activity involving the United States Postal Service or related agencies and organizations;

F. Authorize or allow other persons or entities to use the Software unless such persons are members of your immediate family or household;

G. Make known or allow to be made known information relating to Software serial numbers, accounts, passwords, device identification numbers, or any other information that could reveal or jeopardize the integrity of your Stamps.com account; or

H. Install or use the Software on a computer located outside the United States of America or its territories and possessions.

3.   Warranty

Stamps.com warrants that the tangible media on which the Software is distributed will be free from defects sixty (60) days from the date of delivery of the Software to you. Your sole remedy in the event of a breach of this warranty will be that Stamps.com will, at its option, replace any defective media returned to Stamps.com within the warranty period. Stamps.com does not warrant that the Software will not meet your requirements or that operation of the Software will be uninterrupted or that the Software will be error-free.

THE ABOVE WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT, AND ANY WARRANTY, GUARANTEE OR REPRESENTATION AS TO (1) THE ABILITY OF THE SOFTWARE TO PROCESS CALENDAR DATE VALUES, INCLUDING BUT NOT LIMITED TO, CALENDAR DATE VALUES FROM JANUARY 1, 1999 THROUGH AND BEYOND JANUARY 1, 2000, AND IN PROCESSING SUCH CALENDAR DATE VALUES, TO OPERATE IN ACCORDANCE WITH THE DOCUMENTATION, OR (2) WHETHER ANY OR ALL DATA FIELDS FOR CALENDAR DATE VALUES AND DATA ARE FOUR-DIGIT FIELDS CAPABLE OF INDICATING CENTURY AND MILLENNIUM OR ADDRESSING LEAP YEARS CORRECTLY.

THIS ABOVE WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS. YOU MAY HAVE OTHER RIGHTS, WHICH VARY FROM STATE TO STATE.

4.   Disclaimer of Damages

REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE, IN NO EVENT WILL STAMPS.COM BE LIABLE TO YOU FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, OR SIMILAR DAMAGES, INCLUDING ANY LOST PROFITS OR LOST DATA ARISING OUT OF THE USE OR INABILITY TO USE THE SOFTWARE EVEN IF STAMPS.COM HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

SOME STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES. SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU.

IN NO CASE SHALL STAMPS.COM'S LIABILITY EXCEED THE PURCHASE PRICE FOR THE SOFTWARE. The disclaimers and limitations set forth above will apply regardless of whether you accept the Software.

5.   U.S. Government Restricted Rights:

If your company is an agency of the United States government, as defined in FAR section 2.101, DFAR section 252.227-7014(a)(1) and DFAR section 252.227-7014(a)(5) or otherwise, all software and accompanying documentation provided in connection with this Agreement are "commercial items," "commercial computer software," and/or "commercial computer software documentation." Consistent with DFAR section 227.7202 and FAR section 12.212, any use, modification, reproduction, release, performance, display, disclosure or distribution thereof by or for the United States government shall be governed solely by the terms of this Agreement and shall be prohibited except to the extent expressly permitted by the terms of this Agreement.

USE, DUPLICATION, OR DISCLOSURE BY THE UNITED STATES GOVERNMENT IS SUBJECT TO RESTRICTIONS AS SET FORTH IN SUBPARAGRAPH (C) (1) (II) OF THE RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE CLAUSE AT DFARS 252.227-7013 OR SUBPARAGRAPHS (C) (1) AND (2) OF THE COMMERCIAL COMPUTER SOFTWARE RESTRICTED RIGHTS CLAUSE AT 48 CFR 52.227-19, AS APPLICABLE.

6.   Export:

You may not export or re-export the Software outside the United States without Stamps.com's express written consent. In the event such consent is received, you must comply with the U.S. Foreign Corrupt Practices Act and all export laws, restrictions, national security controls and regulations of the United States and other applicable foreign agency or authority. You shall not export or re-export, or allow the export or re-export of the Software, any component of Software, or any copy of the Software in violation of any such restrictions, laws or regulations, or to Cuba, Libya, North Korea, Iran, Iraq, or Rwanda or to any Group D:1 or E:2 country (or any national of such country) specified in the then current Supplement No. 1 to Part 740, or, in violation of the embargo provisions in Part 746, of the U.S. Export Administration Regulations (or any successor regulations or supplement), except in compliance with and with all licenses and approvals required under applicable export laws and regulations, including without limitation, those of the U.S. Department of Commerce.

7.   General

This Agreement will be governed by the laws of the State of California and any applicable federal law or Postal Regulations. This Agreement may only be modified by a license addendum which accompanies this License or by a written document which has been signed by both you and Stamps.com. Should you have any questions concerning this Agreement, or if you desire to contact Stamps.com for any reason, please write:

Stamps.com, Inc.
2900 31st Street, Suite 150
Santa Monica, CA 90405.

                                   EXHIBIT C

                            STAMPS.COM'S TRADEMARKS
                            -----------------------

1.  "S" Design
2.  "S" Design with "Internet Postage"
3.  "StampFX"
4.  "stamps.com"
5.  "Stamps for Home"
6.  "Stamps for Office"
7.  "Stamps for Networks"
8.  "Stamps2000"
9.  "Essurance"

*Free Postage Logo  and trademark to be provided by Stamps.com

                                   EXHIBIT D

                               SOFTWARE PROGRAMS
                               -----------------

1.  USPS approved Stamps.com software

                                      D-1